UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2005

Frederick County Bancorp, Inc.

 (Exact name of registrant as specified in its charter)

Commission file number: 000-50407

Maryland	20-0049496
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

30 West Patrick Street, Frederick, Maryland 21701

(Address of Principal Executive Offices)  (Zip Code)

Registrant’s telephone number, including area code:  (301) 620-1400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On May 23, 2005, the Registrant entered into Employment Agreements with the President and Chief Executive Officer and the Executive Vice President and Chief Financial Officer.  These Employment Agreements supersede the previous Employment Agreements dated September 13, 2001.

Item 9.01 (c)                            EXHIBITS

Exhibit 10.1                                    Employment Agreement between Martin S. Lapera and Frederick County Bank

Exhibit 10.2                                    Employment Agreement between William R. Talley, Jr. and Frederick County Bank

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREDERICK COUNTY BANCORP, INC.
(Registrant)

By:	/s/ William R. Talley, Jr.
William R. Talley, Jr., Executive Vice President
and Chief Financial Officer
(Principal Accounting Officer)

Dated: May 24, 2005